Exhibit 10.23.2
AMENDMENT NO. 2
TO
STOCK PURCHASE AGREEMENT
     Amendment No. 2, dated as of July 25, 2005 (this “Amendment No. 2”), to the Stock Purchase Agreement, dated as of May 15, 2005 (as amended by Amendment No. 1 thereto, dated as of June 24, 2005, the “Stock Purchase Agreement”), between COFFEYVILLE GROUP HOLDINGS, LLC, a Delaware limited liability company (“Seller”), and COFFEYVILLE ACQUISITION LLC, a Delaware limited liability company (“Buyer”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Stock Purchase Agreement. All section references used herein are to the Stock Purchase Agreement.
W I T N E S S E T H:
     WHEREAS, Buyer and Seller have entered into the Stock Purchase Agreement; and
     WHEREAS, Buyer and Seller desire to amend the terms of the Stock Purchase Agreement as set forth below.
     NOW, THEREFORE, in consideration of the foregoing, Buyer and Seller hereby agree to amend the Stock Purchase Agreement as follows:
ARTICLE I
Amendment to the Stock Purchase Agreement
     Section 3.2(b)(i) of the Stock Purchase Agreement is hereby amended and restated in its entirety to read as follows:
     “As promptly as practicable after the Closing Date, but not later than August 17, 2005, Buyer will deliver to Seller a statement (the “Post-Closing Statement”) setting forth in reasonable detail Buyer’s calculation of (i) the Working Capital as of the close of business on the Business Day prior to the Closing Date based on actual results (the “Post-Closing Buyer Calculated Working Capital Amount”), (ii) the Indebtedness Amount and (iii) the Capex Amount; provided, that, Buyer will deliver to Seller a draft statement (the “Draft Statement”) containing all such information and calculations other than tax amounts (“Income Tax Liabilities” (excluding Deferred Tax Liabilities) on Appendix 1 to Schedule 3.2(a) hereto), some or all of which information and calculations may be preliminary and in draft form, not later than July 29, 2005, it being understood and agreed that the Post-Closing Statement will supersede the Draft Statement in all respects and that no information or calculations contained in the Draft Statement will be used by Buyer or Seller, or have any force or effect, for any purpose whatsoever under this Agreement.”

ARTICLE II
Miscellaneous
     2.1. Effect of Amendment. Except as and to the extent expressly modified by this Amendment No. 2, the Stock Purchase Agreement shall remain in full force and effect in all respects. All references in the Stock Purchase Agreement to “the Agreement” are references to the Stock Purchase Agreement as amended by this Amendment No. 2.
     2.2. No Third-Party Beneficiaries. Notwithstanding anything contained in this Amendment No. 2 to the contrary, nothing in this Amendment No. 2, express or implied, is intended to confer on any person, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment No. 2.
     2.3. Governing Law. This Amendment No. 2 shall be governed by and construed and interpreted in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state, including all matters of construction, validity and performance.
     2.4. Counterparts. This Amendment No. 2 may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.
     2.5. Amendment. This Amendment No. 2 may not be amended except by an instrument in writing signed on behalf of each of Buyer and Seller.
[Signature page follows]

     IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment No. 2 as of the date set forth above.

COFFEYVILLE GROUP HOLDINGS, LLC

By:	Coffeyville Resources Management, Inc.,
its Managing Member

By:	/s/ Philip L. Rinaldi
Name: Philip L. Rinaldi
Title: Chief Executive Officer

COFFEYVILLE ACQUISITION LLC

By:	/s/ John J. Lipinski

Name: John J. Lipinski
Title: President and Chief Executive Officer